SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                          F O R M  8 - K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported) June 11, 1999
                                                      -------------

                     EuroWeb International Corp.
      -------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                                  Delaware
       ------------------------------------------------------
          (State or other jurisdiction of incorporation)


              1-1200                         13-3696015
     ------------------------      ---------------------------------
     (Commission File Number)      (IRS Employer Identification No.)


          445 Park Avenue, 15th Floor, New York, NY 10022
          --------------------------------------------------
          (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (212) 758 9870
                                                        --------------

                                     N/A
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

                                       8K

                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 2.   Acquisition or Disposition of Assets

         The registrant purchased from Mr. Richard Koza and his wife Lucie Kozova, (jointly "the Transferor") their participation interests representing 100% ownership in Luko Czech Net s.r.o., a Czech limited liability company providing Internet service primarily to businesses located in Prague and other major cities in the Czech Republic. Registrant paid for participation interests.

         (a)      USD $900,000 (nine hundred thousand US Dollars); and

         (b) 450,000 (four hundred and fifty thousand) shares of its common stock; and

         (c) additional shares of Registrant's common stock to be issued to the Transferor when the shares issued under paragraph (b) above are registered, calculated to ensure that at that point, the value of the shares in the Transferor issued in accordance with his agreement amounts to USD $900,000 (nine hundred thousand US Dollars), market value.


ITEM 7.   Financial Statements and Exhibits

         (a)   Financial Statements of businesses acquired
               Financial statements for the business acquisition described in
               Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days of the date their report was required to be filed.

         (b)   Pro Forma Financial Information
               Pro forma financial information for the transaction described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days of the date their report was required to be filed.

         (c)   Exhibits
               Acquisition Agreement dated as of June 11, 1999 by and between Registrant and Richard Koza and Lucie Kozova re purchase of 100% of shares of Luko Czech Net s.r.o., annexed hereto as
               Exhibit 10 (jj).

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EUROWEB INTERNATIONAL CORP.
                                     444 Park Avenue
                                     New York, NY 10022
                                     (Registrant)


                                 By: /s/Frank R. Cohen
                                     -----------------
                                     Frank R. Cohen
                                     Chief Executive Officer and
                                     Chairman of Board






Date: June 11, 1999
      New York, New York